UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2008 to September 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Annual Report

  2  0  0  9

To our Shareholders:

On September 30, 2009, the net asset value (NAV) per share of the Fund was $14.05. During the twelve month period ended September 30, 2009, total return at NAV of the Fund was -8.04%, with distributions reinvested. During the most recent six month period ended September 30, 2009, total return at NAV of the Fund was 13.87%, with distributions reinvested. The total investment return at market with distributions reinvested was -10.33% during the twelve month period ended September 30, 2009 and 15.07% during the six month period ended September 30, 2009. This reflects a substantial recovery in the market and a modest reduction of the discount. Comparisons to relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/09	Fiscal Year Ended 9/30/09
Investment Return at Market	+15.07%	-10.33%
Net Asset Value	+13.87%	-8.04%
NASDAQ Biotech Index (NBI)	+22.96%	+0.42%
S&P 500 Index	+34.02%	-6.88%

Portfolio Highlights

This has been a difficult period for the Fund and for the markets. The fiscal year began as dramatic downward moves in both the S&P 500 and NBI indices were underway. As you are doubtless aware, there was tremendous upheaval in the markets in the fall of 2008. During this period the Fund acted defensively, increasing cash (and in so doing realizing losses) during a period in which the markets were falling. At midyear, we reported that on a NAV basis the Fund had performed comparably to the NBI and both the Fund and the NBI had significantly outperformed the broader S&P 500 Index. As we also reported in the semiannual report to shareholders, the Fund continued reducing exposure to the smallest healthcare related companies. In our experience, such companies tend to be early stage unprofitable companies highly reliant on the markets to raise operating capital. While a few such companies have done well over time and the small cap group occasionally outperformed as a whole, in general these companies have underperformed their larger counterparts over a relatively long period of time. The Fund ended March 2009 underweight small cap stocks. Unfortunately, for most of the six month period ended September 30, 2009 small cap stocks, in both the biotech space as well as in the broader market, have outperformed larger cap stocks. Specifically, NBI companies with market capitalization of $500M or less experienced weighted average stock price increases of ~76% in this period compared with an increase of just ~15% for larger companies. A similar outperformance of smaller companies occurred in the broader market as well. In healthcare, small cap outperformance has been attributed to a number of factors, including a positive generalized impression of the potential for mergers and acquisitions. In any event, being underweight this group of stocks hurt the performance of the Fund in the last six months of the fiscal year.

While performance of the Fund has suffered in this period, we are not abandoning our basic premise. We believe that the companies that will do best are those with quality marketed products that make a difference in the lives of patients and with solid management that has the ability to bring products with novel differentiated profiles to market. We also favor companies that can fund operations through partnerships or cash flow rather than through highly dilutive capital raises. The Fund does selectively own stocks of some companies that are farther away from commercialization which we believe can contribute to upside performance, particularly in the venture portfolio. However, we prefer companies with products in development. Typically, there is sufficient data associated with such products that we can use the medical, scientific and business experience of our excellent analytical staff to make assessments that we anticipate will produce solid returns for our shareholders.

A number of events in the healthcare and biotech sector have occurred involving both the general market and specific companies. The most important factor during the report period has been the unfolding of the national debate on healthcare reform, the goal of which is universal health insurance coverage for all Americans, a laudable and extremely ambitious goal. The debate has appeared to distill down to how to balance a wish to provide coverage and the uncertainty about how such an entitlement will be paid for. There are likely to be many winners and losers when, and if, a comprehensive law is enacted, but it is simply too soon to tell what groups will benefit most, or least. Generally speaking, healthcare stocks have underperformed the market since the Administration unveiled its reform ideas in late February after having outperformed the broad market in the latter part of 2008 and early part of 2009. We expect that such underperformance could continue until there is clarity about the outcome.

If there is one thing we have learned to count on, it is that stock prices are often weak whenever there is uncertainty, and there has been considerable uncertainty about what healthcare reform will look like and whether we will ultimately get comprehensive healthcare reform. Because of uncertainties, it is our impression that generalist investors have avoided healthcare stocks during the last six months or so, preferring to wait to see what is or is not passed into law. Once the outcome is more certain, which we expect at or around the end of 2009, we expect that many investors will increase allocations into the healthcare sector. We would anticipate this to ultimately be good for the healthcare sector. Within healthcare subsectors, we believe that individual stocks are subject to dynamic assessments by investors about what their probability of success will be under any new healthcare legislation. As an example, consider the managed care sector, as exemplified by United Healthcare, Aetna and Wellpoint. This group sold off significantly after the initial February 2009 announcement by the Administration under the assumption that the sector's business would be harmed by governmental control or by a "public" healthcare insurance option. However, in the intervening months, this group rallied strongly. In part this upward move has been market related. However, there is also mounting speculation that healthcare reform may be good for the group as business (or at least pricing) lost to government control can be balanced by increasing volume provided by more people under coverage. This group continues to be affected by the fate of the public option. We believe that the best way to invest in the current dynamic environment is to identify and own companies with strong fundamentals that provide differentiated products addressing unmet medical needs.

In addition to these macro factors, a number of company-specific events have also shaped the healthcare and biotech market in the fiscal year. In addition to those noted in the semiannual report, we note positive reports or product approvals from such companies as Human Genome Sciences (BLISS-52), United Therapeutics (Adcirca and Tyvaso), Amgen (Denosumab), Dendreon (Provenge), Celgene (Revlimid), Abbott (Xience), Onyx (Nexavar) and Cephalon (Treanda). Similarly, there have been negative events at such companies as Sequenom (SecureDX), Osiris (Prochymal) and Genzyme (general manufacturing issues). We also note that mergers and acquisitions appeared to play a role in the current period. Acquisitions involving such companies as Medarex, Cougar, CV Therapeutics, P&G Pharma and Stiefel Labs appeared to catalyze a general interest in relatively small biotech companies. Overall we see the last six months in particular as providing a net positive set of news for the sector.

As noted in our semiannual report, the Fund realized some losses during the six month period ended March 31, 2009. This caused the Fund's distributions in early 2009 to be projected to be a return of capital. Given the uncertainty of the markets and the possibility of a negative tax consequence for shareholders in 2010, in August 2009 the Trustees of the Fund elected to suspend the Fund's distribution plan until further notice. We can report that, by the end of the 2009 fiscal year, sufficient gains had been realized by the Fund that, as reported herein, the Fund ended the fiscal year with net realized gains. We expect that the fact that the Fund ended the fiscal year without net realized losses will be a positive factor in the Trustees' evaluation of whether to reinstate the distribution plan. Many other factors will of course be considered and there is no certainty that the distribution plan will be reinstated.

After the suspension of the distribution plan there was a noticeable widening of the Fund's discount to its NAV. The discount has narrowed somewhat in the interim but remains on average higher than it has been over the last several years. In part, in an attempt to narrow the discount further, the Trustees have approved and the Fund has announced a share repurchase program. We are hopeful that this will have a beneficial effect on the Fund's discount.

Investment Changes

During the twelve month period ended September 30, 2009, within the public portfolio, the Fund established positions in several companies including Acorda Therapeutics Inc., Cephalon, Inc., Illumina, Inc., Warner Chilcott plc and Wyeth. During the same twelve month period, the Fund exited its position in several companies including Barr Pharmaceuticals, Inc., Baxter International Inc., Genentech, Inc., through an acquisition, ICON plc and Thermo Fisher Scientific Inc.

During the same twelve month period, within the venture portfolio, the Fund established positions in Interlace Medical, Inc. and Palyon Medical Corporation. The Fund made follow on investments in Concentric Medical, Inc., Magellan Biosciences, Inc., TargeGen, Inc. and Xoft, Inc. The Fund exited its position in Cytologix, Inc. and wrote off its investments in EPR, Inc. and Syntiro Healthcare Services.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

As of September 30, 2009

Issuer - Sector	% of Net Assets
Teva Pharmaceutical Industries, Ltd. Generic Pharmaceuticals	5.21%
Celgene Corporation Biotechnologies/Biopharmaceuticals	4.78%
Amgen Inc. Biotechnologies/Biopharmaceuticals	3.86%
Biogen Idec Inc. Biotechnologies/Biopharmaceuticals	3.38%
CVS Caremark Corporation Healthcare Services	2.92%
Forest Laboratories, Inc. Pharmaceuticals	2.71%
Laboratory Corporation of America Holdings Healthcare Services	2.54%
Inverness Medical Innovations, Inc. Medical Devices and Diagnostics	2.48%
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	2.41%
Genzyme Corporation Biotechnologies/Biopharmaceuticals	2.32%

PORTFOLIO

As of September 30, 2009

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

	CONVERTIBLE SECURITIES AND WARRANTS - 11.3% of Net Assets
SHARES	Convertible Preferred (Restricted)(a) (b) - 11.0%	VALUE
	Biotechnologies/Biopharmaceuticals - 0.7%
306,413	MacroGenics, Inc. Series D	$199,812
75,217	MacroGenics, Inc. Series D 18 Month Lock-up	32,697
2,123,077	TargeGen, Inc. Series C	1,840,007
586,871	TargeGen, Inc. Series D	508,624
		2,581,140
	Drug Discovery Technologies - 1.3%
2,380,953	Agilix Corporation Series B (c)	141,809
375,000	Ceres, Inc. Series C	2,437,500
32,193	Ceres, Inc. Series C-1	209,255
280,105	Ceres, Inc. Series D	1,820,683
40,846	Ceres, Inc. Series F	265,499
8,170	Ceres, Inc. warrants (expiration 9/05/15)	0
		4,874,746
	Healthcare Services - 1.5%
5,384,615	PHT Corporation Series D (c)	4,200,000
1,204,495	PHT Corporation Series E (c)	939,506
149,183	PHT Corporation Series F (c)	116,363
		5,255,869
	Medical Devices and Diagnostics - 7.5%
3,424,756	CardioKinetix, Inc. Series C (c)	2,359,999
4,852,940	Concentric Medical, Inc. Series B (c)	4,852,940
1,744,186	Concentric Medical, Inc. Series C (c)	1,744,186
683,000	Concentric Medical, Inc. Series D (c)	683,000
652,013	Concentric Medical, Inc. Series E (c)	652,013
1,724,230	Elemé Medical, Inc. Series C (c)	910,393
2,292,152	FlowCardia, Inc. Series C	2,458,333
1,877,273	Interlace Medical, Inc. Series C (c)	2,065,000
3,669,024	Labcyte Inc. Series C	1,920,000
2,950,000	Magellan Biosciences, Inc. Series A	2,950,000
142,210	Magellan Biosciences, Inc. warrants (expiration 4/01/19)	0
11,335	Magellan Biosciences, Inc. warrants (expiration 5/06/19)	0
1,547,988	OmniSonics Medical Technologies, Inc. Series A-1	1,548
1,263,099	OmniSonics Medical Technologies, Inc. Series B-1	1,263
13,823,805	Palyon Medical Corporation Series A (c)	2,950,000
65,217	TherOx, Inc. Series H	108,181
149,469	TherOx, Inc. Series I	247,939

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

(continued)

SHARES	Convertible Preferred (Restricted)(a) (b) - continued	VALUE
4,220	TherOx, Inc. warrants (expiration 1/26/11)	$0
8,141	TherOx, Inc. warrants (expiration 6/09/10)	0
921,875	Xoft, Inc. Series D	2,304,688
176,647	Xoft, Inc. Series E	441,618
N/A	Xoft, Inc. warrants (expiration 6/12/14) (d)	0
		26,651,101
		$39,362,856
PRINCIPAL AMOUNT	Convertible Notes (Restricted)(a) - 0.3%
	Biotechnologies/Biopharmaceuticals - 0.1%
$109,656	TargeGen, Inc., Promissory Note, 8.00% due 2010	109,656
	Medical Devices and Diagnostics - 0.2%
153,545	Magellan Biosciences, Inc., Senior Subordinated Notes, 8.00% due 2010	153,545
590,000	Xoft, Inc., Promissory Note, 10.00% due 2010	590,000
		743,545
		$853,201
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $51,383,726)	$40,216,057
SHARES	COMMON STOCKS AND WARRANTS - 83.1% Biotechnologies/Biopharmaceuticals - 27.9%
188,111	Acorda Therapeutics Inc. (b)	4,379,224
11,800	Alexion Pharmaceuticals, Inc. (b)	525,572
228,438	Amgen Inc. (b)	13,758,821
145,500	Amylin Pharmaceuticals, Inc. (b)	1,991,895
5,381,051	Antisoma plc (b) (e)	3,033,680
513,798	Antisoma plc 18 Month Lock-up (Restricted) (a) (b) (e)	275,181
472,000	Athersys, Inc. (b)	575,840
118,000	Athersys, Inc. warrants (Restricted, expiration 6/08/12) (a) (b)	2,360
238,372	Biogen Idec Inc. (b)	12,042,553
304,964	Celgene Corporation (b)	17,047,488
113,289	Cephalon, Inc. (b)	6,597,951
160,705	Cubist Pharmaceuticals, Inc. (b)	3,246,241
170,698	DOV Pharmaceutical, Inc. warrants (Restricted, expiration 12/31/09) (a) (b)	0
145,647	Genzyme Corporation (b)	8,262,554
184,375	Gilead Sciences, Inc. (b)	8,588,188

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
76,175	Martek Biosciences Corporation (b)	$1,720,793
108,591	Onyx Pharmaceuticals, Inc. (b)	3,254,472
69,610	OSI Pharmaceuticals, Inc. (b)	2,457,233
118,404	United Therapeutics Corporation (b)	5,800,612
51,330	Vertex Pharmaceuticals Inc. (b)	1,945,407
188,708	XenoPort, Inc. (b)	4,006,271
		99,512,336
	Drug Delivery - 0.5%
44,000	Alkermes, Inc. (b)	404,360
568,311	Penwest Pharmaceuticals Co. (b)	1,187,770
287,106	Penwest Pharmaceuticals Co. warrants (Restricted, expiration 3/11/13) (a) (b)	267,009
		1,859,139
	Drug Discovery Technologies - 0.1%
11,441	Clinical Data, Inc. (b)	190,721
243,433	Clinical Data, Inc. CVR (Restricted) (a) (b) (f)	38,145
70	Zyomyx, Inc. (Restricted) (a) (b)	18
		228,884
	Generic Pharmaceuticals - 9.4%
1,321,151	Akorn, Inc. (b)	1,809,977
202,223	Akorn, Inc. warrants (Restricted, expiration 3/08/11) (a) (b)	30,333
275,212	Impax Laboratories, Inc. (b)	2,405,353
194,800	Mylan Inc. (b)	3,118,748
225,119	Perrigo Company	7,651,795
367,295	Teva Pharmaceutical Industries, Ltd. (g)	18,570,435
		33,586,641
	Healthcare Services - 13.4%
222,921	Aetna Inc.	6,203,891
222,222	Aveta, Inc. (Restricted) (a) (b) (h)	2,222,220
204,586	CardioNet, Inc. (b)	1,374,818
98,823	Charles River Laboratories International, Inc. (b)	3,654,475
291,500	CVS Caremark Corporation	10,418,210
137,549	Laboratory Corporation of America Holdings (b)	9,036,969
85,564	Medco Health Solutions, Inc. (b)	4,732,545
216,420	Pharmaceutical Product Development, Inc.	4,748,255
115,299	WellPoint, Inc. (b)	5,460,561
		47,851,944

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

(continued)

SHARES	Medical Devices and Diagnostics - 23.0%	VALUE
426,130	Align Technology, Inc. (b)	$6,059,568
71,016	Becton, Dickinson and Company	4,953,366
478,196	Hologic, Inc. (b)	7,813,723
162,087	IDEXX Laboratories, Inc. (b)	8,104,350
188,884	Illumina, Inc. (b)	8,027,570
18,045	Intuitive Surgical, Inc. (b)	4,732,301
228,057	Inverness Medical Innovations, Inc. (b)	8,832,647
67,255	Johnson & Johnson	4,095,157
157,773	Life Technologies Corporation (b)	7,344,333
93,220	Masimo Corporation (b)	2,442,364
160,000	Masimo Laboratories, Inc. (Restricted) (a) (b)	69,248
830,292	Medwave, Inc. (b) (c)	16,606
207,573	Medwave, Inc. warrants (Restricted, expiration 8/21/11) (a) (b) (c)	0
130,132	Myriad Genetics, Inc. (b)	3,565,617
93,008	OmniSonics Medical Technologies, Inc. (Restricted) (a) (b)	93
428,491	PerkinElmer, Inc.	8,244,167
208	Songbird Hearing, Inc. (Restricted) (a) (b)	139
170,127	Stryker Corporation	7,728,870
		82,030,119
	Pharmaceuticals - 8.8%
66,145	Abbott Laboratories	3,272,193
328,401	Forest Laboratories, Inc. (b)	9,668,125
260,127	Pfizer Inc.	4,305,102
33,777	Shire plc (g)	1,766,199
277,954	Warner Chilcott plc (b)	6,009,366
127,956	Wyeth	6,216,103
		31,237,088
	TOTAL COMMON STOCKS AND WARRANTS (Cost $298,848,549)	$296,306,151

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 7.7%	VALUE
$27,389,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $27,389,008 (collateralized by U.S. Treasury Bill 0.15% discount, 03/25/10, market value $27,939,832); 0.01% due 10/01/09	$27,389,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $27,389,000)	$27,389,000
	TOTAL INVESTMENTS - 102.1% (Cost $377,621,275)	$363,911,208
	OTHER LIABILITIES IN EXCESS OF ASSETS - (2.1)%	($7,627,291)
	NET ASSETS - 100%	$356,283,917

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $21,631,815).

(d)  Number of warrants to be determined at a future date.

(e)  Foreign security.

(f)  Contingent Value Rights

(g)  American Depositary Receipt

(h)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Other Information

The Fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Codification No. 820, Fair Value Measurements and Disclosures (ASC 820), effective October 1, 2008. ASC 820 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

(continued)

Other Information, continued

These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 to value the Fund's net assets:

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals	—	—	$2,690,796	$2,690,796
Drug Discovery Technologies	—	—	4,874,746	4,874,746
Healthcare Services	—	—	5,255,869	5,255,869
Medical Devices and Diagnostics	—	—	27,394,646	27,394,646
Total Convertible Securities and Warrants	—	—	40,216,057	40,216,057
Common Stocks and Warrants				—
Biotechnologies/Biopharmaceuticals	$99,234,795	—	277,541	99,512,336
Drug Delivery	1,592,130	—	267,009	1,859,139
Drug Discovery Technologies	190,721	—	38,163	228,884
Generic Pharmaceuticals	33,556,308	—	30,333	33,586,641
Healthcare Services	45,629,724	—	2,222,220	47,851,944
Medical Devices and Diagnostics	81,960,639	—	69,480	82,030,119
Pharmaceuticals	31,237,088	—	—	31,237,088
Total Common Stocks and Warrants	293,401,405	—	2,904,746	296,306,151
Short Term Investments	—	$27,389,000	—	27,389,000
Other Assets	—	—	922,146	922,146
Total	$293,401,405	$27,389,000	$44,042,949	$364,833,354

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

(continued)

Other Information, continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3 Assets	Balance as of September 30, 2008 (i)	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in (out of) Level 3	Balance as of September 30, 2009
Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$2,581,140	—	($3,387)	$113,043	—	$2,690,796
Drug Discovery Technologies	4,904,776	—	270,138	(300,168)	—	4,874,746
Healthcare Services	6,057,943	—	(88,994)	(713,080)	—	5,255,869
Medical Devices and Diagnostics	29,763,189	—	(8,821,812)	6,453,269	—	27,394,646
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	1,447,784	—	725,978	—	($1,896,221)	277,541
Drug Delivery	281,364	—	(14,355)	—	—	267,009
Drug Discovery Technologies	3,000	—	(265,005)	300,168	—	38,163
Generic Pharmaceuticals	220,423	—	(190,090)	—	—	30,333
Healthcare Services	13,914,139	—	(1,105,635)	(128)	(10,586,156)	2,222,220
Medical Devices and Diagnostics	71,820	—	(2,403)	63	—	69,480
Other Assets	1,857,095	—	431,550	(1,366,499)	—	922,146
Total	$61,102,673	—	($9,064,015)	$4,486,668	($12,482,377)	$44,042,949
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2009						($12,761,847)

(i)  Industry classifications of certain investments in the prior year have been reclassified to conform to current year presentation.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2009

ASSETS:
Investments in unaffiliated issuers, at value (cost $350,461,874)	$342,279,393
Investments in affiliated issuers, at value (cost $27,159,401)	21,631,815
Cash	673
Dividends and interest receivable	26,677
Receivable for investments sold	453,484
Prepaid expenses	76,113
Other assets (see Note 4)	922,146
Total assets	$365,390,301
LIABILITIES:
Payable for investments purchased	$8,500,094
Accrued advisory fee	327,070
Accrued trustee fees	50,189
Accrued shareholder reporting fees	33,652
Accrued other	195,379
Total liabilities	$9,106,384
NET ASSETS	$356,283,917
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 25,352,667 shares issued and outstanding	$374,913,874
Accumulated net realized loss on investments, options and foreign currency	(4,919,890)
Net unrealized loss on investments and foreign currency	(13,710,067)
Net assets (equivalent to $14.05 per share based on 25,352,667 shares outstanding)	$356,283,917

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2009

INVESTMENT INCOME:
Dividend income (net of foreign tax of $36,922)	$681,246
Interest income	44,040
Total investment income	$725,286
EXPENSES:
Advisory fees	$3,881,871
Legal fees	247,985
Trustees' fees and expenses	190,765
Administration and auditing fees	177,627
Shareholder reporting	105,068
Custodian fees	99,063
Transfer agent fees	50,172
Other (see Note 2)	228,546
Total expenses	4,981,097
Net investment loss	($4,255,811)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/(loss) on:
Investments in unaffiliated issuers	$1,560,521
Investments in affiliated issuers	(1,674,868)
Closed or expired options contracts written	301,295
Foreign currency	(23)
Net realized gain	$186,925
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	($28,703,455)
Investments in affiliated issuers	(3,672,438)
Foreign currency	14
Change in unrealized appreciation (depreciation)	($32,375,879)
Net realized and unrealized gain (loss)	($32,188,954)
Net decrease in net assets resulting from operations	($36,444,765)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2009	Year ended September 30, 2008
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($4,255,811)	($4,180,144)
Net realized gain	186,925	29,976,974
Change in net unrealized appreciation (depreciation)	(32,375,879)	(49,647,671)
Net decrease in net assets resulting from operations	(36,444,765)	(23,850,841)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(3,059,014)	(33,747,879)
Return of capital (tax basis)	(17,889,262)	—
Total distributions	(20,948,276)	(33,747,879)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (1,042,480 and 1,107,593 shares, respectively)	10,691,777	16,554,022
Net decrease in net assets	(46,701,264)	(41,044,698)
NET ASSETS:
Beginning of year	402,985,181	444,029,879
End of year	$356,283,917	$402,985,181

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($204,080,352)
Purchases to close options written	(1,263,727)
Net purchases of short-term investments	(12,206,930)
Sales of portfolio securities	229,204,836
Proceeds from options written	1,952,152
Interest income received	2,961
Dividend income received	743,574
Other operating receipts (expenses paid)	(4,096,300)
Net cash provided from operating activities	$10,256,214
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	($10,256,499)
Net cash used for financing activities	($10,256,499)
NET DECREASE IN CASH	($285)
CASH AT BEGINNING OF YEAR	958
CASH AT END OF YEAR	$673
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($36,444,765)
Purchases of portfolio securities	(204,080,352)
Purchases to close options written	(1,263,727)
Net purchases of short-term investments	(12,206,930)
Sales of portfolio securities	229,204,836
Proceeds from options written	1,952,152
Accretion of discount	(16,593)
Net realized gain on investments, options and foreign currency	(186,925)
Decrease in net unrealized appreciation (depreciation) on investments and foreign currency	32,375,879
Decrease in dividends and interest receivable	37,842
Decrease in accrued expenses	(58,702)
Decrease in prepaid expenses and other assets	943,499
Net cash provided from operating activities	$10,256,214

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $10,691,777.

Noncash operating activity not included herein consists of corporate actions of $4,716,595.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

YEARS ENDED SEPTEMBER 30,	2009	2008	2007	2006		2005
PER SHARE OPERATING PERFORMANCE
Net asset value per share, Beginning of year	$16.58	$19.14	$17.31	$19.65		$18.12
Net investment loss (1)	($0.17)	($0.18)	($0.18)	($0.13	) (2)	($0.21)
Net realized and unrealized gain (loss)	(1.51)	(0.95)	3.45	(0.60)		3.18
Total increase (decrease) from investment operations	($1.68)	($1.13)	$3.27	($0.73)		$2.97
Distributions to shareholders from:
Net realized capital gain	(0.12)	(1.43)	(1.44)	(1.61)		(1.44)
Return of capital (tax basis)	(0.73)	—	—	—		—
Total distributions	(0.85)	(1.43)	(1.44)	(1.61)		(1.44)
Net asset value per share, End of year	$14.05	$16.58	$19.14	$17.31		$19.65
Per share market value, End of year	$11.32	$13.70	$17.30	$16.74		$18.64
Total investment return at market value	(10.33%)	(12.96%)	12.34%	(1.58%)		11.56%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in millions)	$356	$403	$444	$385		$417
Ratio of operating expenses to average net assets	1.52%	1.51%	1.52%	1.54%		1.56%
Ratio of net investment loss to average net assets	(1.30%)	(0.99%)	(1.00%)	(0.73	%) (2)	(1.17%)
Portfolio turnover rate	66.34%	65.38%	115.77%	63.78%		92.68%

(1) Net investment loss per share has been computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.08 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.14%).

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

(1)  Organization and Significant Accounting Policies

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and includes all companies Hambrecht & Quist Capital Management LLC (the Adviser) determines to be healthcare related. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America. Events or transactions occurring after year end through the date that the financial statements were issued, November 23, 2009, have been evaluated in the preparation of the financial statements.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value and the fair value of venture capital and other restricted securities are valued in good faith by the Adviser pursuant to valuation policies and procedures approved by the Trustees. Such values are subject to regular oversight and ratification by the Trustees. Because of the uncertainty of fair valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing; and (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies. See Note 4 below. Short-term investments with maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

(continued)

The liability representing the Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in options written for the year ended September 30, 2009 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2008	—	—
Options written	14,497	$1,952,152
Options terminated in closing purchase transactions	(6,770)	(1,108,447)
Options exercised	(2,204)	(387,129)
Options expired	(5,523)	(456,576)
Options outstanding, September 30, 2009	—	—

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2009 totaled $207,639,355 and $226,569,211, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

(continued)

the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase agreement at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the Policy the Fund makes distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. Under the Policy realized capital gains in excess of the total distributed would be included in the December distribution. The Fund's total distributions during the year ended September 30, 2009 have exceeded the Fund's investment income and net realized capital gains. Based on these estimates and other considerations, the Board of Trustees suspended the Policy on August 4, 2009. The Policy has been established by the Board of Trustees and may be changed by them without shareholder approval. The Board regularly reviews the Policy and the distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Policy is to declare distributions in stock. The Policy automatically pays newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Share Repurchase Program

In September 2009, the Trustees authorized a share repurchase program to allow the Fund to repurchase up to 10% of its outstanding shares for a one year period beginning October 9, 2009. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

(continued)

As of September 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders from net investment income and realized gains, if any, on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include temporary and permanent differences from losses on wash sale transactions, return of capital distributions and net operating losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The tax basis components of distributable earnings and the tax cost as of September 30, 2009 were as follows:

Cost of investments for tax purposes	$382,541,165
Gross tax unrealized appreciation	$34,674,380
Gross tax unrealized depreciation	$(53,304,337)
Net tax unrealized depreciation on investments	$(18,629,957)

The Fund has designated the distributions for its taxable years ended September 30, 2009 and 2008 as follows:

Distributions paid from:	2009	2008
Ordinary income	—	—
Long-term capital gain	$3,059,014	$33,747,879
Tax return of capital	$17,889,262	—

Statement of Cash Flows

The cash amount at year end shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at September 30, 2009.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2) Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

(continued)

assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.375% (1.36% effective July 1, 2009).

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2009 these payments amounted to $82,486 and are included in the Other category in the Statement of Operations together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain other expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3) Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2009 were as follows:

Issuer	Value on October 1, 2008	Purchases	Sales	Income	Value on September 30, 2009
Agilix Corporation	$141,809	—	—	$—	$141,809
CardioKinetix, Inc.	2,359,999	—	—	—	2,359,999
Concentric Medical, Inc.	10,192,176	$652,013	—	—	7,932,139
CytoLogix Corporation (a)	802,074	—	$713,080	—	—
Elemé Medical, Inc.	3,245,001	—	—	—	910,393
Interlace Medical, Inc.	—	2,065,000	—	—	2,065,000
Medwave, Inc.	—	—	—	—	16,606
Palyon Medical Corporation	—	2,950,000	—	—	2,950,000
PHT Corporation	5,255,869	—	—	—	5,255,869
	$21,996,928	$5,667,013	$713,080	$—	$21,631,815

(a)  No longer an affiliate at September 30, 2009.

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 12% of the Fund's net assets at September 30, 2009.

At September 30, 2009, Other Assets in the Statement of Assets and Liabilities consisted of amounts due in connection with restricted securities from two issuers. At September 30, 2009, the Fund had commitments of approximately $469,000 relating to additional investments in two venture investments.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2009. The Fund on its own does not have the right to demand that such securities be registered.

Security (a)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/08/01	$2,495,500	$0.06	$141,809
Akorn, Inc.
Warrants (expiration 3/08/11)	3/07/06	0.00	0.15	30,333
Antisoma plc (b)
18 Month Lock-up Common	12/5/03 - 6/11/08	536,343	0.54	275,181
Athersys, Inc.
Warrants (expiration 6/08/12)	6/07/07	0.00	0.02	2,360
Aveta, Inc.
Common	12/21/05	3,004,731	10.00	2,222,220
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	2,367,320	0.69	2,359,999
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,502,732	6.50	2,437,500
Series C-1 Cvt. Pfd.	3/31/01	111,508	6.50	209,255
Series D Cvt. Pfd.	3/14/01	1,668,294	6.50	1,820,683
Series F Cvt. Pfd.	9/05/07	268,136	6.50	265,499
Warrants (expiration 9/05/15)	9/05/07	0	0.00	0
Clinical Data, Inc.
Contingent Value Rights	5/28/09	0.00	0.16	38,145
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/07/02, 1/24/03	3,330,988	1.00	4,852,940
Series C Cvt. Pfd.	12/19/03	1,500,818	1.00	1,744,186
Series D Cvt. Pfd.	9/30/05	958,007	1.00	683,000
Series E Cvt. Pfd.	12/18/08	655,011	1.00	652,013
DOV Pharmaceutical, Inc.
Warrants (expiration 12/31/09)	5/10/07	0.00	0.00	0
Elemé Medical, Inc.
Series C Cvt. Pfd.	7/15/08	3,252,672	0.53	910,393
FlowCardia, Inc.
Series C Cvt. Pfd.	8/29/07	2,475,591	1.07	2,458,333
Interlace Medical, Inc.
Series C Cvt. Pfd.	6/10/09	2,072,857	1.10	2,065,000
Labcyte Inc.
Series C Cvt. Pfd.	7/18/05	1,924,893	0.52	1,920,000
MacroGenics, Inc.
Series D Cvt. Pfd.	9/04/08	1,002,546	0.65	199,812
Series D Cvt. Pfd. 18 Month Lock-up	9/04/08	315,748	0.43	32,697
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,955,013	1.00	2,950,000
Warrants (expiration 4/01/19)	4/03/09	0	0.00	0
Warrants (expiration 5/06/19)	5/12/09	0	0.00	0
Cvt. Senior Subordinated Notes	4/03/09, 5/12/09	156,208	1.00	153,545
Masimo Laboratories, Inc.
Common	3/31/98	0	0.43	69,248
Medwave, Inc.
Warrants (expiration 8/21/11)	8/21/06	0.00	0.00	0

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

(continued)

Security (a)	Acquisition Date	Cost	Carrying Value per Unit	Value
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/01/03	$1,801,555	$0.001	$1,548
Series B-1 Cvt. Pfd.	6/04/07, 11/15/07	961,365	0.001	1,263
Common	5/24/01, 7/02/07	2,409,096	0.001	93
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,967,403	0.21	2,950,000
Penwest Pharmaceuticals Co.
Warrants (expiration 3/11/13)	3/11/08	0.00	0.93	267,009
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,205,754	0.78	4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/14/04	941,669	0.78	939,506
Series F Cvt. Pfd.	7/21/08	122,580	0.78	116,363
Songbird Hearing, Inc.
Common	12/14/00	3,004,861	0.67	139
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	2,763,495	0.87	1,840,007
Series D Cvt. Pfd.	5/08/07	764,407	0.87	508,624
Cvt. Promissory Note	9/08/09	109,656	1.00	109,656
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	3,002,748	1.66	108,181
Series I Cvt. Pfd.	7/08/05	579,958	1.66	247,939
Warrants (expiration 1/26/11)	1/26/05	0	0.00	0
Warrants (expiration 6/09/10)	6/09/04	0	0.00	0
Xoft, Inc.
Series D Cvt. Pfd.	3/23/07	2,958,518	2.50	2,304,688
Series E Cvt. Pfd.	6/20/08	592,532	2.50	441,618
Cvt. Promissory Note	6/12/09	598,183	1.00	590,000
Warrants (expiration 6/12/14)	6/12/09	59	0.00	0
Zyomyx, Inc.
Common	2/19/99 - 7/22/04	3,902,233	0.25	18
		$64,240,988		$43,120,803

(a) See Schedule of Investments and corresponding footnotes for more information on each issuer.

(b) The carrying value per unit of unrestricted common units of Antisoma plc was $0.46 on June 11, 2008, the date of the purchase agreement and date an enforceable right to acquire the restricted units was obtained.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of H&Q Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of the H&Q Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2009, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the H&Q Healthcare Investors as of September 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 23, 2009

H&Q HEALTHCARE INVESTORS

TRUSTEES

H&Q Healthcare Investors
2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Radiation Oncology at Harvard Medical School (since 1991); Advisory Committee Member of Department of Biotechnology, Government of India (since 2004).	2

Lawrence S. Lewin 4/1938	Trustee (since 1987) and Chairman (since 2000)	Self-employed Executive Consultant (since 1999).	2

Robert P. Mack 8/1935	Trustee (since 1991)	Consultant, Orthopedic Surgery, Orthopedic Associates of Aspen (since 2000); Orthopedic Consultant, Desert Orthopedic Center (since 2008).	2

Eric Oddleifson 4/1935	Trustee (since 1992)	Self-employed Consultant (since 2005); Investment Committee Chair (2003-2005) and Partner (1997-2005), GMO Renewable Resources LLC; Senior Adviser, The Corporate Library (since 2007); Director of the following charitable organizations: the Marjorie Harris Reynolds Foundation (since 1996); The National Arts & Learning Collaborative (since 1998); From the Top (since 2004).	2

Oleg M. Pohotsky 3/1947	Trustee (since 2000)	Consultant and Managing Partner, Right Bank Partners (since 2002).	2

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2

Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2006)	Financial Consultant, Pro Unlimited (since 2004); Director, Deutsche Bank Asset Management (2002-2004); Director, Bald Peak Land Company, Inc. (since 2008).	2

H&Q HEALTHCARE INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees:

Daniel R. Omstead[3], Ph.D. 7/1953	President (since 2001); Trustee (since 2003)	President of HQH and HQL (since 2001); Trustee of HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (since 2002); Director, Magellan Biosciences, Inc. (since 2006); Director, Elemé Medical, Inc. (since 2008); Director, Concentric Medical, Inc. (2003-2007; 2008-present).	2

1  The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:

Daniel R. Omstead, Ph.D. 7/1953	President (since 2001); Trustee (since 2003)	President, HQH and HQL (since 2001); Trustee, HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member, Hambrecht & Quist Capital Management LLC (since 2002); Director, Magellan Biosciences, Inc. (since 2006); Director, Elemé Medical, Inc. (since 2008); Director, Concentric Medical, Inc. (2003-2007; 2008-present).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since May 2009)	Chief Compliance Officer, Secretary and Treasurer, HQH and HQL (since May 2009); Chief Compliance Officer and Vice President, Fund Administration, Hambrecht & Quist Capital Management LLC (since May 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

Betty Chang 12/1972	Assistant Treasurer (since June 2009)	Assistant Treasurer, HQH and HQL (since June 2009); Manager, Fund Administration and Regulatory Affairs (since 2006) and Regulatory Affairs Associate (2004-2006), Hambrecht & Quist Capital Management LLC.

1  The address for each officer is c/o the Fund at the Fund's address as set forth above.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109.

H&Q HEALTHCARE INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange (NYSE) that as of July 1, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (SEC) rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 11, 2009. Shareholders voted to elect three Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Lawrence S. Lewin	21,711,153	898,447
Daniel R. Omstead, Ph.D.	21,732,236	877,364
Uwe E. Reinhardt, Ph.D.	17,937,814	4,671,786

The nominees were elected to serve until the 2012 Annual Meeting. Trustees serving until the 2010 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg Pohotsky. Trustees serving until the 2011 Annual Meeting are Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2009 by the following votes:

For	21,143,424
Against	285,399
Abstain	180,777

H&Q HEALTHCARE INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

SHARE REPURCHASE PROGRAM

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its outstanding shares in the open market.

H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer
Betty Chang, Assistant Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Lawrence S. Lewin

Robert P. Mack, M.D.

Eric Oddleifson

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

Uwe E. Reinhardt, Ph.D.

Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

001CS15668

Item 2.  CODE OF ETHICS.

(a)                                  As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                    A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $74,500 for the fiscal year ended September 30, 2009 and $72,000 for the fiscal year ended September 30, 2008.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended September 30, 2009 and $4,500 for the fiscal year ended September 30, 2008.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   All of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    N/A.

(g)                                 None.

(h)                                 None.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, Uwe E. Reinhardt and Lucinda H. Stebbins.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Management LLC (the “Adviser”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). The Adviser considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Adviser’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

The Adviser’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether the Adviser cast its vote on the matter;

•                  how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether the Adviser cast its vote for or against management;

The Adviser’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

The Adviser’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. The Adviser considers: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. The Adviser considers: (i) the Adviser’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Limitations

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, the Adviser may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser’s CCO shall disclose the conflict to the Board and seek voting instructions.

The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  The Adviser shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  The Adviser shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)       As of November 30, 2009, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Life Sciences Investors (“HQL”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant and HQL.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy.

Jason C. Akus, M.D./M.B.A., is Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

(a)(2)       The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$249 million	0	0	0	0
Christopher F. Brinzey	1	$249 million	0	0	0	0
Frank T. Gentile	1	$249 million	0	0	0	0
Jason C. Akus	1	$249 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant and HQL, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)       As of September 30, 2009, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on four factors including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)       As of September 30, 2009, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$100,001-$500,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2008-Oct. 31, 2008)
Month #2 (Nov. 1, 2008 – Nov. 30, 2008)
Month #3 (Dec. 1, 2008 – Dec. 31, 2008)
Month #4 (Jan. 1, 2009 – Jan. 31, 2009)
Month #5 (Feb. 1, 2009 – Feb. 29, 2009)
Month #6 (Mar. 1, 2009 – Mar. 31, 2009)
Month #7 (Apr. 1, 2009 – Apr. 30, 2009)
Month #8 (May 1, 2009 – May 31, 2009)
Month #9 (June 1, 2009 – June 30, 2009)
Month #10 (Jul. 1, 2009 – Jul. 31, 2009)
Month #11 (Aug. 1, 2009 – Aug. 31, 2009)
Month #12 (Sep. 1, 2009 – Sep. 30, 2009)
Total

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/1/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/1/09

* Print the name and title of each signing officer under his or her signature.